                                                                   EXHIBIT 10.12



THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED OR SOLD IN RELIANCE ON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT AND STATE LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATE LAWS.

                  LEHIGH ACRES FIRST NATIONAL BANCSHARES, INC.

                            STOCK WARRANT AGREEMENT

_________, 1999                                                    _____ shares

         Warrants to purchase ___ shares (equal to warrants to purchase one share for each share purchased during the initial public offering, subject to regulatory approval) of Common Stock (the "Shares") of Lehigh Acres First National Bancshares, Inc., a Florida corporation (the "Company"), are hereby granted to _________________________ (the "Warrant Holder") in consideration of the financial risk associated with Warrant Holder's investment in the Company during its organizational stage. Such Warrants are granted on the following terms and conditions:

         1. EXERCISE OF WARRANTS. The warrants granted in this agreement (the "Warrants") may be exercised in whole or in part at any time beginning on the later of the date that Lehigh Acres First National Bank, (the "Bank") opens for business and the date that is the first anniversary of the date of the Company's Registration Statement filed with the Securities and Exchange Commission in connection with the Company's initial public offering is completed (the "Vesting Date"). Exercise of the Warrants is subject to the following:

          (a) EXERCISE PRICE. The exercise price (the "Exercise Price") shall be $10.00 per Share, subject to adjustment pursuant to
                  Section 2 below.

          (b) EXPIRATION OF WARRANT TERM. The Warrants will expire at 5:00 p.m. Eastern Standard Time on the tenth anniversary of the Vesting Date, and may not be exercised thereafter (the "Expiration Date").

          (c) PAYMENT. The purchase price for Shares as to which the Warrants are being exercised shall be paid in cash, by wire transfer, by certified or bank cashier's check, or by personal check drawn on funds on deposit with the Bank.

          (d) METHOD OF EXERCISE. The Warrants shall be exercisable by a written notice delivered to the President or Secretary of the Company which shall:

                  (i) State the owner's election to exercise the Warrants, the number of Shares with respect to which it is being exercised, the person in whose name the stock certificate for such Shares is to be registered and such person's address and tax identification number (or, if more than one, the names, addresses and tax identification numbers of such persons);

                  (ii) Be signed by the person or persons entitled to exercise the Warrants and, if the Warrants are being exercised by any person or persons other than the original holder thereof, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Warrants; and

                  (iii) Be accompanied by the originally executed copy of this Stock Warrant Agreement.

          (e) PARTIAL EXERCISE. In the event of a partial exercise of the Warrants, the Company shall either issue a new agreement for the balance of the Shares subject to this Stock Warrant Agreement after such partial exercise, or it shall conspicuously note hereon the date and number of Shares purchased pursuant to such exercise and the number of Shares remaining covered by this Stock Warrant Agreement.

          (f)     RESTRICTIONS ON EXERCISE. The Warrants may not be exercised
                  (i) if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation or (ii) unless the Company or the holder hereof, as applicable, obtains any approval or other clearance which the Company determines to be necessary or advisable from the Federal Reserve Board, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation or any other state or federal banking regulatory agency with regulatory authority over the operation of the Company or the Bank (collectively the "Regulatory Agencies"). The Company may require representations and warranties from the Warranty Holder as required to comply with applicable laws or regulations, including the Securities Act of 1933 and state securities laws.

         2. ANTI-DILUTION; MERGER. If, prior to the exercise of Warrants hereunder, the Company (i) declares, makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Shares in shares of its capital stock, (ii) subdivides the outstanding Shares, (iii) combines the outstanding Shares, (iv) issues any shares of its capital stock by reclassification of the Shares, capital reorganization or otherwise (including any such reclassification or reorganization in connection with a consolidation or merger or and sale of all or substantially all of the Company's assets to any person), then the Exercise Price, and the number and kind of shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrant had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification, reorganization, consideration, merger or sale.

         3. VALID ISSUANCE OF COMMON STOCK. The Company possesses the full authority and legal right to issue, sell, transfer, and assign this Warrant and the Shares issuable pursuant to this Warrant. The issuance of this Warrant vests in the holder the entire legal and beneficial interests in this Warrant, free and clear of any liens, claims, and encumbrances and subject to no legal or equitable restrictions of any kind except as described herein. The Shares that are issuable upon exercise of this Warrant, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and non-assessable, and will be free of restrictions on transfer other than restrictions under applicable state and federal securities.

         4. COMPLIANCE WITH SECURITIES LAWS. This Agreement and the Warrants represented hereby were issued in reliance on an exemption from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) of the Act, and other applicable exemptions under state securities laws. The Company's reliance on such exemption is predicated in part on the Warrant Holder's representations set forth herein. Warrant Holder understands that the Warrants and the Shares issuable upon exercise of the Warrants may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933, or an exemption therefrom, and that in the absence of an effective registration statement covering such shares or an available exemption from registration under the Securities Act, such Shares must be held indefinitely.

         5. RESTRICTIONS ON TRANSFERABILITY. This Agreement, the Warrants, and the Shares issuable on exercise of the Warrants may not be assigned or transferred by the Warrant Holder without the Company's prior written consent and, if so requested by the Company, the delivery by the Warrant Holder to the Company of an opinion of counsel in form and substance satisfactory to the Company stating that such transfer or assignment is in compliance with the Securities Act of 1933 and applicable state securities laws. More particularly, but without limiting the generality of the foregoing, the Warrants may not be assigned, transferred (except as provided above), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of these Warrants contrary to the provisions hereof shall be without legal effect.

         6. RESTRICTIVE LEGEND. Each certificate for Shares issued upon exercise of the Warrant shall bear a legend stating that they have not been registered under the Securities Act of 1933 or any state securities laws and referring to the restrictions on transferability and sale herein.

         7. MANDATORY EXERCISE; TERMINATION. If the Company's or any of its financial institution subsidiaries' capital falls below the minimum requirements contained in 12 CFR 3 or below a higher requirement as determined by the Company's or such Subsidiary's primary bank regulatory agency, such agency may direct the Company to require Warrant Holders to exercise or forfeit some or all of their Warrants. All Warrants granted under this Stock Warrant Agreement are subject to the terms of any such directive.

          8. COVENANTS OF THE COMPANY. During the term of the Warrants, the Company shall:

          (a) at all times authorize, reserve and keep available, solely for issuance upon exercise of this Warrant, sufficient shares of common stock from time to time issuable upon exercise of this Warrant;

          (b) on receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, at its expense execute and deliver, in lieu of this Warrant, a new Warrant of like tenor; and

          (c) on surrender for exchange of this Warrant or any Warrant substituted therefor pursuant hereto, properly endorsed, to the Company, at its expense, issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the issuances of the number of shares of Common Stock issuable pursuant to the terms of the Warrant or Warrants so surrendered.

         9. NO DILUTION OR IMPAIRMENT. The Company shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary in order to protect the exercise rights of the holder against improper dilution or other impairment.

         10. AMENDMENT. Neither this Agreement nor the rights granted hereunder may be amended, changed or waived except in writing signed by each party hereto.

         IN WITNESS WHEREOF, the Company has executed and the holder has accepted this Stock Warrant Agreement as of the date and year first above written.

                                        LEHIGH ACRES FIRST NATIONAL
                                        BANCSHARES,INC.

                                        By:
                                           -------------------------
                                                President

(CORPORATE SEAL)                        Attest:
                                               ---------------------
                                                Secretary

                                        WARRANT HOLDER:

                                        By:
                                           -------------------------
                                                Signature

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